UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2013

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10239	91-1912863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 3100 Seattle, Washington	98101-1374
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant's Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 11, 2013, Plum Creek Timber Company, Inc. (“Plum Creek”) filed a Current Report on Form 8-K disclosing under Item 2.01 thereto that on December 6, 2013 it completed the acquisition of the following assets (collectively, the "Assets"): approximately 501,000 acres of industrial timberlands in Alabama, Georgia, South Carolina, Virginia and West Virginia and associated subsurface and mineral rights and wind power assets; and an investment in joint ventures with interests in a total of 109,000 acres of high-value rural and development-quality lands near Charleston, South Carolina. The aggregate consideration paid for the Assets was $1.086 billion, consisting of $226 million in cash and the issuance by Plum Creek Timberlands, L.P. of an $860 million installment note to MWV Community Development and Land Management, LLC (the "Installment Note").

A description of the material terms and conditions of the acquisition of the Assets was made under Item 1.01 of Plum Creek’s Current Report on Form 8-K dated October 28, 2013 (and filed on October 29, 2013), and such description is incorporated herein by reference. A description of the material terms and conditions of the Installment Note was made under Item 2.03 of Plum Creek's Current Report on Form 8-K dated December 6, 2013 (and filed on December 11, 2013) (the "Original Form 8-K"), and such description is incorporated herein by reference.

Pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, this Current Report on Form 8-K/A amends and supplements the information reported in Item 9.01(a), (b) and (d) to the Original Form 8-K regarding the financial statements of the businesses acquired and the required pro forma financial information.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited consolidated financial statements of MeadWestvaco Corporation's Community Development and Land Management Business as of and for the fiscal years ended December 31, 2012 and 2011 and the notes thereto and the Unaudited consolidated financial statements as of September 30, 2013 and for the nine-month periods ended September 30, 2013 and 2012 and the notes thereto.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2012 and for the nine-months ended September 30, 2013.

(d) Exhibits. The following exhibits are filed with this report on Form 8-K/A:

Exhibit No.	Description of Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
99.1
Audited consolidated financial statements of MeadWestvaco Corporation's Community Development and Land Management Business as of and for the fiscal years ended December 31, 2012 and 2011 and the notes thereto and the Unaudited consolidated financial statements as of September 30, 2013 and for the nine-month periods ended September 30, 2013 and 2012 and the notes thereto.

99.2	Unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2012 and for the nine-months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: February 12, 2014

PLUM CREEK TIMBER COMPANY, INC.
Exhibit Index

Exhibit No.	Description of Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited consolidated financial statements of MeadWestvaco Corporation's Community Development and Land Management Business as of and for the fiscal years ended December 31, 2012 and 2011 and the notes thereto and the Unaudited consolidated financial statements as of September 30, 2013 and for the nine-month periods ended September 30, 2013 and 2012 and the notes thereto.

99.2	Unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2012 and for the nine-months ended September 30, 2013.